Exhibit 10.3

              FIRST AMENDMENT TO SERVICING AND CUSTODIAN AGREEMENT

       This FIRST AMENDMENT TO SERVICING AND CUSTODIAN AGREEMENT is made and entered into as of July 14, 2003 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "AMENDMENT") by and among E-LOAN AUTO FUND ONE, LLC, a Delaware limited liability company (the "COMPANY"), E-LOAN, INC., a Delaware corporation, as administrator for the Company (in such capacity, the "ADMINISTRATOR") and in its individual capacity (in such capacity, the "ORIGINATOR") for purposes of Article X of the Existing Servicing Agreement (as defined below), SYSTEMS & SERVICES TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware, its permitted successors and assigns (hereinafter referred to as "SST"), as servicer and custodian (in such capacities, the "SERVICER" and the "CUSTODIAN", respectively) to the Existing Servicing Agreement (as defined below).

                                   BACKGROUND

       WHEREAS, the Company, the Originator, the Administrator and the Servicer entered into a Servicing and Custodian Agreement dated as of June 1, 2002 (as amended, supplemented and otherwise modified, the "EXISTING SERVICING AGREEMENT"), pursuant to which the Servicer and the Custodian agreed to provide, INTER ALIA, certain portfolio management services and custodial services on the terms and conditions set forth therein;

       WHEREAS, the parties to the Existing Servicing Agreement desire to amend the Existing Servicing Agreement to (i) amend a cross reference in clause I. 6. of Article XV of the Existing Servicing Agreement and (ii) extend the term of the Existing Servicing Agreement for an additional year;

       NOW,  THEREFORE,   in  consideration  of  the  premises  and  the  mutual
agreements herein contained, the parties hereto agree as follows:

       SECTION 1. DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Existing Servicing Agreement.

       SECTION 2.  AMENDMENT.  Effective upon the execution and delivery of this
Amendment:

       (a) Clause A. of Article XI of the Exiting Servicing Agreement is hereby amended and restated in its entirety as follows

The term of this Agreement shall be for three (3) years from the date first written above and will automatically renew for additional successive one (1) year terms unless the Company or the Servicer shall upon ninety (90) days written notice elect not to renew the Agreement.

       (b) Clause I. 6. of Article XV of the Exiting Servicing Agreement is hereby amended and restated in its entirety as follows:

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Without limiting paragraph H. of Article XV, upon written request of the Secured
Party, the Custodian shall take such steps as reasonably requested by the Secured Party to protect or maintain any security interest the Secured Party has in any Receivable and the other Serviced Assets, provided that, as long as the Servicer and the Custodian are the same person, any extraordinary fees and expenses incurred by the Custodian and, upon the request of the Company or the Secured Party to retitle or otherwise act to protect or maintain any security interest in all or substantially all of the Receivables and the other Serviced Assets, a reasonable fee to compensate the Custodian for such services will be paid from Collections pursuant to Section 8.1.1(f) or 8.1.2(e), as the case may be, of the Credit Agreement; provided that if a Servicer Event of Default shall have occurred and been continuing, such retitling or other actions shall be at the expense of the Custodian;

       SECTION 3. REPRESENTATIONS, WARRANTIES & COVENANTS. (a) Each party hereto hereby confirms that each of its representations, warranties and covenants set forth in the Existing Servicing Agreement, as amended by this Amendment, are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties or covenants expressly relate to earlier dates. Each party hereto confirms that as of the date hereof its obligations under the Existing Servicing Agreement, as amended by this Amendment, and the other Credit Documents are in full force and effect and are hereby ratified.

       (b) Each of the Servicer and the Custodian represents and warrants that (i) no Servicer Event of Default has occurred or, event which, but for the requirement for the giving of notice, lapse of time, or both, or but for the satisfaction of any other condition subsequent to such event, would constitute a Servicer Event of Default has occurred, (ii) it has the power and is duly authorized to execute and deliver this Amendment, (iii) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms,
(iv) it is and will continue to be duly authorized to perform its obligations under this Amendment and the other Credit Documents, (v) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, equity owner or any other Person, and (vi) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party.

       (c) Each of the Servicer and the Custodian hereby acknowledge and agree to the terms and conditions of the Third Amendment to the Credit Agreement, dated as of July 14, 2003 (the "Third Amendment"), by and among the Company, E-Loan, Inc. and the Lender to the Credit Agreement.

       SECTION 4. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment (1) each of the parties hereto shall have executed this Amendment and (2) the Third Amendment shall have been executed and delivered.

       SECTION 5. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED, THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       SECTION 7. MISCELLANEOUS.

       (a) The parties hereto hereby agree that the amendments set forth in this Amendment shall be incorporated into the Existing Servicing Agreement. This Amendment constitutes the entire agreement concerning the subject matter hereof and supercedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

       (b) Any reference to the Existing Servicing Agreement from and after the date hereof shall be deemed to refer to the Existing Servicing Agreement as amended hereby, unless otherwise expressly stated.

       (c) This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

       (d) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

       (e) The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

                  [Remainder of page intentionally left blank.]

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       IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be executed as of the date first written above.

                                       SERVICER AND CUSTODIAN:

                                       SYSTEMS & SERVICES TECHNOLOGIES, INC.


                                       By: /s/ Joseph Booz
                                           -------------------------------------
                                       Name:   Joseph Booz
                                            ------------------------------------
                                       Its:    EVP/Secretary
                                           -------------------------------------


                                       COMPANY:

                                       E-LOAN AUTO FUND ONE, LLC


                                       By: /s/ Matt Roberts
                                           -------------------------------------
                                       Name:   Matt Roberts
                                            ------------------------------------
                                       Its:    Treasurer
                                           -------------------------------------


                                       ORIGINATOR AND ADMINISTRATOR:

                                       E-LOAN, INC.


                                       By: /s/ Joseph J. Kennedy
                                           -------------------------------------
                                       Name:   Joseph J. Kennedy
                                            ------------------------------------
                                       Its:    President
                                           -------------------------------------


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ACKNOWLEDGED AND AGREED:

MERRILL LYNCH BANK USA


By: /s/ Joseph Magnus
    -----------------------------
Name:   Joseph Magnus
Title:  Director